Fees Summary	Sep. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,712,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,946.20
Total Offset Amount	0.00
Net Fee	$ 1,946.20